SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event) May 11, 2002


                     International Broadcasting Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     Nevada                          333-67484            91-2101440
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(State or Other                    (Commission         (I.R.S. Employer
 Jurisdiction of                    File Number)         Identification
     Incorporation)                                                No.)


              127 W. Clark Avenue, Suite #201 Santa Maria, CA 93455
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (805) 938-5573
                               ------------------
              (Registrant's Telephone Number, Including Area Code)





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ITEM 4.                CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Feldman Sherb & Co., P.C., a professional corporation of certified public accountants ("Feldman") was the independent accounting firm for International Broadcasting Corporation, a Nevada corporation (the "Company"), for the fiscal year ended December 31, 2001, the period from October 13, 2000 (Inception) through December 31, 2000 and the four month ten day period ended May 10, 2002. The report of Feldman on the 2001 and 2000 financial statements of Registrant contained no adverse opinion, disclaimer of opinion or modification of the opinion except that their report on the 2001 financial statements contains an explanatory paragraph that states that "the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred operating losses since inception of $213,845 and has negative working capital of $67,367. These conditions raise substantial doubt about its ability to continue as a going concern without the raising of additional debt and/or equity financing to fund operations. Management is actively pursuing new debt and/or equity financing and continually evaluating the Company's profitability, however any results of their plans and actions cannot be assured. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

            Feldman was merged into Grassi & Co. CPA's, P.C., ("Grassi") and the principal accountants who had been responsible for the Company's audit during the year ended December 31, 2001 and the period from October 13, 2000 (Inception) through December 31, 2000 left and started their own firm called Sherb & Co., LLP ("Sherb"). As a result, on May 11, 2002, the Company dismissed Grassi and selected Sherb to serve as independent public accountants for the fiscal year 2002.

            During the year ended December 31, 2001, the period from October 13, 2000 (Inception) through December 31, 2000 and through May 10, 2002, Registrant has not consulted with Sherb regarding the application of accounting principles to a specific or contemplated transaction. Neither the Company nor anyone on its behalf consulted with Sherb regarding the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or event as defined at Item 304(a)(2) of Regulation S-B.

            The decision to change accountants was recommended and approved by the board of directors of the Company. During the period from October 13, 2000 to May 10, 2002, and through the date of this report, there were no disagreements with Feldman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Feldman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements as described on Item 304(a)(1)(iv)(A). In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during such periods.

            On September 30, 2002, the Company has provided Grassi, with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that Grassi provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of Grassi's letter is attached as an exhibit to this Current Report on Form 8-K.
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c.          Exhibits:

            Exhibit
            Number         Description

            16             Letter of Grassi & Co. CPAs, P.C.
                          (Formerly Feldman Sherb & Co., P.C.)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     International Broadcasting Corporation
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                                  (Registrant)

Date: September 25, 2002 By:/s/Daryn P. Fleming
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                            Daryn P. Fleming, President
                            and Chief Executive Officer